MUNICIPAL ADVANTAGE FUND INC.

                                                                December 9, 1999

Dear Shareholder:

We are pleased to report on the investment activities and results of the Municipal Advantage Fund Inc. (the 'Fund') for the fiscal year ended October 31, 1999. The year was a challenging period for investors in fixed income securities, as interest rates rose and bond prices fell due to investor concerns about the outlook for inflation. Seeking to prevent economic overheating and keep inflation in check, the Federal Reserve (the 'Fed') raised short-term interest rates twice during the fiscal year--at the end of June 1999 and again in mid-August. On November 16, 1999, after the end of the fiscal year, the Fed raised short-term rates further. Each increase was by one-quarter percentage point.

Reflecting these conditions, the Lehman Brothers Municipal Bond Index (the 'Index') decreased 1.8% in the fiscal year, while the Fund declined 8.1%. The Fund's return is based on the change in net asset value ('NAV') of the common shares plus dividends, assuming reinvestment of those dividends.

The Fund uses leverage from its issuance of preferred stock to generate additional income for holders of the Fund's common shares. This leverage often causes the Fund to underperform the Index in a declining market and outperform the Index when bond prices rise. In addition, the Fund's results were dampened by its holdings of long-term securities, which tend to decrease more in price than do shorter issues when the market weakens.

The Fund's performance compared with an average decline of 6.5% for the leveraged closed-end general municipal bond funds monitored by Lipper Analytical Services, Inc. The Fund's return was 37th among the 46 funds in this Lipper category.

Based on total return at market--that is, price change for the Fund's common shares on the New York Stock Exchange plus reinvested dividends--the Fund declined 11.6% in the fiscal year.

FOURTH QUARTER RESULTS

Tax-exempt municipal bonds had an especially difficult time during the Fund's fiscal fourth quarter ended October 31, 1999. During this period, municipals underperformed nearly all other types of fixed income securities, as many of the traditional corporate and institutional buyers of municipals pulled back temporarily from the market for various reasons. For instance, municipal bond mutual funds had only limited cash inflows during the quarter and therefore lacked the resources to increase their holdings of municipal bonds. Moreover, some insurance companies increased their holdings of corporate bonds while reducing their holdings of municipal bonds because of the insurers' particular investment needs at this time. In addition, because of technical provisions of federal tax laws, some deeply discounted municipal bonds are partially subject to ordinary income tax on their accretion to par. This has caused a repricing of these securities as major purchasers of municipals consider this tax provision.

The Index was down 1.8% in the fourth quarter, while the Fund's NAV and market price declined 5.7% and 7.2%, respectively, after adjusting for the reinvestment of dividends.

PERFORMANCE OVER LONGER PERIODS

                                                                                                            Average for
                                                                                                             leveraged
                                                                                                        closed-end municipal
Average annual total                                                                                    bond funds monitored
return for periods                                  Municipal Advantage Fund      Lehman Brothers       by Lipper Analytical
ended October 31, 1999                                 (net asset value)        Municipal Bond Index          Services
-------------------------------------------------   ------------------------    --------------------    --------------------
Three years......................................              3.8%                      4.8%                    3.8%
Five years.......................................              8.3%                      6.9%                    7.3%
Since Fund's inception on April 30, 1993.........              4.8%                      5.5%                     --

Among the funds in the Lipper leveraged closed-end municipal bond fund category, the Fund's performance ranked 28th among 44 funds for three years and 10th among 43 funds for five years.

CURRENT MARKET CONDITIONS

In the wake of the fourth quarter's price declines, we believe quality municipal securities are inexpensive relative to other types of fixed income securities and offer attractive yields. Some triple-A long-term municipals are currently trading at tax-exempt yields equal to the taxable yields on treasury securities of comparable maturity. Moreover, despite periodic investor concerns about the possibility of economic overheating and inflation, recent economic data indicate that inflation, in fact, remains low. Quality municipal securities continue to provide tax-exempt yields well above the inflation rate.

We continue to be rigorous in our investment philosophy and process, investing in those sector, maturity and quality groups of the municipal bond market that we believe offer the best relative value--that is, the highest yield at the lowest price with the least amount of risk. We believe there are attractive values in healthcare and housing securities, which offer somewhat higher yields than other tax-exempt bonds of comparable quality and maturity. In addition, because the yield differences between higher-rated and lower-rated municipal securities remain relatively small, we see little incentive to own lower-rated bonds except in specific instances where we find good value. At the end of October 1999, approximately 94% of the Fund's net assets were invested in securities rated single-A or higher by Standard & Poor's and/or Moody's.

DIVIDEND PAYMENTS AND YIELD

The Fund continues to meet its objective of providing holders of its common shares with a high level of income which is exempt from regular federal income tax, consistent with the preservation of capital. During the fiscal year, the Fund paid regular monthly dividends of 6.65 cents per common share, or a total of 79.8 cents per common share for the year.

At October 31, 1999, the yield on the Fund's common shares was 6.8%, based on the $11.75 per share closing market price at the end of October and the annualized current monthly dividend rate of 6.65 cents per common share. For an investor in the top federal tax bracket of 39.6%, the Fund's yield was equivalent to 11.3% on a taxable basis.

PORTFOLIO ANALYSIS

The Fund invests substantially all of its assets in long-term tax-exempt securities that are rated 'investment grade' at the time of purchase by at least one recognized rating agency. At October 31, 1999, 97.0% of the Fund's portfolio was invested in long-term securities and 3.0% in short-term securities.

We seek to control risk and maximize returns not only by emphasizing investment quality, but also by diversifying the Fund's portfolio across states and market sectors. The Fund's five largest portfolio positions by state at the end of October were New York, representing 12.1% of the Fund's net assets; California, 9.8%; Texas, 9.7%; Michigan, 7.7%; and Massachusetts, 6.1%. The five largest market sectors were health and hospital, representing 20.7% of the Fund's net assets; housing, 16.1%; general obligation, 14.2%; airline and airport, 12.6%; and water and sewer, 11.5%.

The average maturity of the portfolio was 20.8 years at the end of October 1999, down slightly from 21.2 years at the end of July 1999.

PREFERRED STOCK USE AND COSTS

The Fund issued preferred stock to generate additional income for holders of the Fund's common shares. Proceeds from the preferred stock are invested in municipal bonds that currently yield more than the cost of the preferred, with the Fund's common shares realizing the difference. Besides adding to income, the use of leverage from the preferred shares tends to magnify the capital appreciation of the common shares in a rising bond market and magnify their capital losses in a declining market.

At the most recent auction on October 8, 1999, the Fund sold 105-day auction rate preferred stock at an annual dividend rate of 4.10%, up from 3.50% on the previous 28-day issue. Although we typically sell preferred stock with a 28-day maturity, we decided to bear the higher costs on the latest issue to extend the maturity into January 2000 as a precaution against the possibility of Year 2000-related temporary market disruptions at the end of December 1999 and beginning of January 2000.

DISCOUNT

The Fund's common shares trade at a discount to their NAV, as is true of many closed-end municipal bond funds. The size of the discount has fluctuated over time, based on the performance of the market price in comparison to the NAV. In the latest quarter, when the market price underperformed the NAV, the discount increased to 10.8% at the end of October from 9.4% at the end of July.

We believe that one way for owners of the Fund's common shares to capitalize on the discount and acquire an interest in what we consider to be a diversified portfolio of quality municipal securities at a price below NAV is by reinvesting dividends, as many of the Fund's shareholders do.

YEAR 2000 PROCESSING ISSUE

Many computer programs have traditionally used two digits rather than four to identify the year, rendering them unable to distinguish the year 2000 from the year 1900. The Year 2000 issue affects virtually all companies and organizations. The Fund's investment manager and investment adviser have completed the necessary remediation and testing of the computer systems under their control to deal with the Year 2000 issue. The Fund's transfer agent, custodian and other service providers have reported that they are working on dealing with the Year 2000 issue as well.

There can be no assurance that the problem will be corrected in all respects or that it will not have a negative effect on the Fund's operations or results. Of course, we never have and cannot guarantee investment performance. Likewise, we cannot guarantee that Year 2000 will not result in any portfolio losses.

However, be assured that our analysts and portfolio managers take Year 2000 into account when they make investment decisions, such as choosing counterparties and evaluating other risks associated with the purchase or sale of securities. The type of evaluation conducted can vary depending on the type of issuer. Our portfolio manager's job is a difficult one because the amount and type of information available on issuers and counterparties often varies substantially and there is often little or no assurance of its accuracy or completeness.

RECORDED UPDATE

For a recorded periodic update reviewing the municipal bond markets and containing specific information regarding the Fund and its portfolio, including largest holdings, asset allocation, NAV, performance and other information, please call our toll-free number (800) 223-2413.

SUMMARY

We remain focused on providing holders of the Fund's common shares with a high level of income which is exempt from regular federal income tax, consistent with the preservation of capital. Although the municipal bond market has recently experienced some difficult conditions, we believe that quality municipal bonds will continue to provide excellent tax-exempt yields over time.

We at the Fund, together with PIMCO Advisors L.P., the Fund's investment manager, and OpCap Advisors, which provides advisory and administrative services to the Fund, thank you for investing with us. As always, we are dedicated to serving your investment needs.

                                         Sincerely,

                                         /s/ Stephen Treadway
                                         --------------------
                                         Stephen Treadway
                                         Chairman

                         MUNICIPAL ADVANTAGE FUND INC.
                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1999


                                                                                  CREDIT
PRINCIPAL                                                                         RATING*
 AMOUNT                                                                        (MOODY'S/S&P)    VALUE**
-------------------------------------------------------------------------------------------------------
              LONG-TERM INVESTMENTS--95.6%
              ALABAMA--2.6%
$1,000,000    Alabama State Docks Department Facility Revenue
                (MBIA insured),
                6.15%, 10/1/14............................................       Aaa/AAA     $ 1,015,710
 1,250,000    Alabama State Public School & College Authority
                (FSA insured),
                4.25%, 11/1/18............................................       Aaa/AAA         985,950
 2,000,000    DCH Health Care Authority, Health Care Facilities Revenue,
                5.70%, 6/1/15.............................................        A1/A+        1,898,940
                                                                                              ----------
                                                                                               3,900,600
                                                                                              ----------

              CALIFORNIA--9.8%
 1,000,000    Burbank Redevelopment Agency,
                6.00%, 12/1/13............................................       Baa1/A-       1,002,460
 2,500,000    California Health Facilities Financing Authority Revenue,
                6.25%, 3/1/21.............................................         A3/A        2,500,475
 1,000,000    California State Public Works Board, Lease Revenue,
                6.30%, 10/1/10 (Pre-refunded @ 102, 10/1/04)+.............        A1/A+        1,097,970
 1,000,000    Foothill/Eastern Corridor Agency, Toll Road Revenue,
                5.75%, 1/15/40............................................      BBB-/Baa3        918,040
 1,000,000    Lafayette Elementary School District (FSA insured),
                5.90%, 5/15/17............................................       Aaa/AAA       1,009,310
 4,000,000    Los Angeles Harbor Department Revenue,
                5.375%, 11/1/23...........................................        Aa3/AA       3,604,440
 1,000,000    Los Angeles Regional Airports Revenue,
                6.70%, 1/1/22.............................................        NR/A-        1,029,100
 1,000,000    Madera County Certificates of Participation (MBIA insured),
                6.125%, 3/15/23 (Pre-refunded @ 102, 3/15/05)+............       Aaa/AAA       1,091,530
 1,000,000    San Mateo County JT Powers Authority (MBIA insured),
                5.00%, 7/1/21.............................................       Aaa/AAA         890,640
 2,000,000    Tustin, California University School District Special Tax
                (FSA insured),
                4.50%, 9/1/24.............................................       Aaa/AAA       1,597,520
                                                                                              ----------
                                                                                              14,741,485
                                                                                              ----------

              COLORADO--4.9%
 3,085,000    Colorado Health Facilities Authority Revenue (MBIA insured),
                5.95%, 5/15/12............................................       Aaa/AAA       3,144,571
              Denver City & County Airport Revenue (MBIA insured),
 1,500,000      5.60%, 11/15/25...........................................       Aaa/AAA       1,382,565
 3,000,000      5.75%, 11/15/17...........................................       Aaa/AAA       2,885,970
                                                                                              ----------
                                                                                               7,413,106
              DISTRICT OF COLUMBIA--1.0%                                                      ----------
 1,850,000    Washington D.C. Convention Center Authority Tax Revenue
                (AMBAC insured),
                4.75%, 10/1/28............................................       Aaa/AAA       1,478,705
                                                                                              ----------


                         MUNICIPAL ADVANTAGE FUND INC.
                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1999
                                  (CONTINUED)


                                                                               CREDIT
  PRINCIPAL                                                                    RATING*
    AMOUNT                                                                  (MOODY'S/S&P)      VALUE**
-------------------------------------------------------------------------------------------------------
              LONG-TERM INVESTMENTS (CONTINUED)
              GEORGIA--2.7%
$1,750,000    Cherokee County Water & Sewer Authority Revenue
                (MBIA Insured),
                5.50%, 8/1/23.............................................     Aaa/AAA      $ 1,671,740
 1,000,000    Savannah Hospital Authority Revenue,
                6.125%, 7/1/12 (Pre-refunded @ 102, 7/1/03)+..............      A3/NR         1,065,730
 1,260,000    Toombs County Hospital Authority Revenue,
                7.00%, 12/1/17............................................      NR/BBB        1,302,210
                                                                                             ----------
                                                                                              4,039,680
                                                                                             ----------
              HAWAII--1.9%
 3,000,000    Hawaii Department of Budget & Finance,
                5.75%, 12/1/18............................................     Aaa/AAA        2,882,340
                                                                                             ----------
              ILLINOIS--3.7%
 1,000,000    Chicago Water Revenue (FGIC insured),
                5.25%, 11/1/17............................................     Aaa/AAA          909,910
 1,000,000    Illinois Educational Facilities Authority Revenue,
                5.25%, 9/1/24.............................................      NR/A            828,740
 2,595,000    Illinois Health Facilities Authority Revenue,
                9.00%, 11/15/15...........................................     Baa1/AAA       2,778,363
 1,100,000    Illinois Housing Development Authority Revenue,
                6.70%, 8/1/25.............................................      Aa2/AA        1,123,760
                                                                                             ----------
                                                                                              5,640,773
                                                                                             ----------
              KENTUCKY--0.7%
 1,000,000    Louisville & Jefferson Counties Metropolitan Sewer District
                (AMBAC insured),
                6.50%, 5/15/24 (Pre-refunded @ 102, 11/15/04)+............     Aaa/AAA        1,098,640
                                                                                             ----------
              LOUISIANA--1.0%
 1,500,000    New Orleans General Obligation Bonds (AMBAC insured),
                6.125%, 10/1/16...........................................     Aaa/AAA        1,523,970
                                                                                             ----------
              MARYLAND--0.6%
   815,000    Maryland State Community Development Administration
                (FHA insured),
                7.60%, 4/1/23.............................................      Aa2/NR          832,311
                                                                                             ----------
              MASSACHUSETTS--6.1%
              Massachusetts Bay Transportation Authority Revenue,
 1,000,000    Series A, 5.00%, 3/1/27 (FGIC insured)                           Aaa/AAA          854,470
 3,000,000    Series D, 5.00%, 3/1/27.....................................     Aa3/AA-        2,535,420
              Massachusetts State Health & Education Facilities Authority
                Revenue,
 1,000,000    5.125%, 7/1/19..............................................      A1/AA-          867,440
 2,250,000    6.25%, 12/1/22..............................................       A1/A         2,220,098
 1,175,000    Massachusetts State Water Pollution Abatement Trust,
                6.375%, 2/1/15............................................     Aa3/AA+        1,243,561
 1,750,000    Massachusetts State Water Resource Authority (FSA insured),
                4.50%, 8/1/22.............................................     Aaa/AAA        1,400,472
                                                                                             ----------
                                                                                              9,121,461
                                                                                             ----------

                         MUNICIPAL ADVANTAGE FUND INC.
                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1999
                                  (CONTINUED)

                                                                                CREDIT
PRINCIPAL                                                                       RATING*
  AMOUNT                                                                     (MOODY'S/S&P)    VALUE**
-------------------------------------------------------------------------------------------------------
              LONG-TERM INVESTMENTS (CONTINUED)
              MICHIGAN--7.7%
$1,000,000    Dearborn School District,
                6.00%, 5/1/14 (Pre-refunded @ 102, 5/1/01)+...............     Aa2/AA+      $ 1,044,630
 1,000,000    Michigan Municipal Bond Authority Revenue,
                4.75%, 10/1/18............................................     Aa1/AA+          851,630
              Michigan State Hospital Finance Authority
                Revenue,
 1,000,000    5.50%, 10/1/18..............................................     Baa2/NR          955,810
 2,000,000    8.125%, 10/1/21 (Pre-refunded @ 102, 10/1/05)+..............     Baa2/AAA       2,365,500
 1,000,000    Michigan State Pollution Control Revenue,
                6.20%, 9/1/20.............................................       A2/A           968,010
              Wayne County Airport Revenue (MBIA insured),
 4,000,000    5.00%, 12/1/22..............................................     Aaa/AAA        3,388,640
 2,500,000    5.00%, 12/1/28..............................................     Aaa/AAA        2,086,225
                                                                                             ----------
                                                                                             11,660,445
                                                                                             ----------
              MINNESOTA--3.9%
              Minnesota State Housing Finance Agency,
 1,410,000    6.00%, 2/1/14...............................................      Aa2/AA        1,424,171
 2,530,000    6.10%, 8/1/22...............................................      Aa2/AA        2,541,866
 1,865,000    6.25%, 8/1/22...............................................      Aa2/AA        1,873,579
                                                                                             ----------
                                                                                              5,839,616
                                                                                             ----------
              NEVADA--5.9%
 2,000,000    Clark County General Obligation Bonds (MBIA insured),
                6.00%, 6/1/13 (Pre-refunded @ 101, 6/1/04)+...............     Aaa/AAA        2,125,660
 1,000,000    Clark County Industrial Development Revenue,
                5.60%, 10/1/30............................................      NR/BBB          839,640
 2,000,000    Clark County Passenger Facility Charge Revenue
                (MBIA insured),
                5.75%, 7/1/23.............................................     Aaa/AAA        1,893,580
 2,400,000    Henderson Nevada Water & Sewer Revenue (FGIC insured),
                4.75%, 9/1/18.............................................     Aaa/AAA        2,035,128
              Nevada Housing Division Revenue (FHA insured),
 1,055,000    6.20%, 4/1/17...............................................     Aaa/AAA        1,067,344
   990,000    6.20%, 10/1/28..............................................      Aaa/NR          995,326
                                                                                             ----------
                                                                                              8,956,678
                                                                                             ----------
              NEW HAMPSHIRE--1.8%
 1,000,000    New Hampshire Higher Educational & Health Facilities
                Authority Revenue,
                6.125%, 10/1/13...........................................     Baa1/NR          966,810
              New Hampshire State Housing Finance Authority,
   810,000    6.50%, 7/1/14...............................................      Aa3/NR          824,572
   940,000    6.90%, 7/1/19...............................................      Aa2/NR          964,572
                                                                                             ----------
                                                                                              2,755,954
                                                                                             ----------
              NEW JERSEY--0.7%
 1,000,000    New Jersey Economic Development Authority,
                Heating & Cooling Revenue,
                6.20%, 12/1/07............................................     NR/BBB-          991,980
                                                                                             ----------

                         MUNICIPAL ADVANTAGE FUND INC.
                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1999
                                  (CONTINUED)

                                                                                CREDIT
PRINCIPAL                                                                       RATING*
  AMOUNT                                                                     (MOODY'S/S&P)    VALUE**
-------------------------------------------------------------------------------------------------------
              LONG-TERM INVESTMENTS (CONTINUED)
              NEW YORK--12.1%
$1,000,000    Long Island Power Authority, Electric System Revenue,
                5.50%, 12/1/29............................................     Baa1/A-       $  897,530
 1,000,000    Municipal Assistance Corporation, City of Troy
                (MBIA insured),
                5.00%, 1/15/16............................................     Aaa/AAA          900,040
              New York City General Obligation Bonds,
 2,000,000    5.75%, 2/1/17...............................................      A3/A-         1,938,160
 1,500,000    5.75%, 2/1/19...............................................      A3/A-         1,442,475
 1,000,000    5.875%, 3/15/18.............................................      A3/A-           979,580
 1,000,000    6.00%, 8/1/14...............................................      A3/A-         1,007,230
 1,000,000    6.00%, 8/1/16...............................................      A3/A-           997,800
 1,000,000    6.95%, 8/15/12 (MBIA insured) (Pre-refunded @ 101,
                8/15/04)+.................................................     Aaa/AAA        1,105,940
 2,140,000    7.00%, 10/1/09 (Pre-refunded @ 101.5, 10/1/02)+.............      A3/A-         2,317,962
 3,000,000    New York City Industrial Development Agency,
                Special Facilities Revenue,
                6.125%, 1/1/24............................................       A3/A         2,994,060
 1,500,000    New York State Dormitory Authority Revenue,
                5.75%, 5/15/24 (Pre-refunded @ 100, 5/15/04)+.............     Aaa/AAA        1,568,100
              New York State Medical Care Facilities,
                Finance Agency Revenue,
    15,000    6.50%, 8/15/24..............................................      A3/A-            15,403
   985,000    6.50%, 8/15/24 (Pre-refunded @ 102, 8/15/04)+...............      A3/A-         1,071,562
 1,080,000    New York State Urban Development Corporation,
                Correctional Capital Facility,
                5.375%, 1/1/25............................................    Baa1/BBB+         949,676
                                                                                             ----------
                                                                                             18,185,518
                                                                                             ----------
              NORTH CAROLINA--1.1%
              North Carolina Medical Care Community Hospital Revenue,
 1,000,000    4.75%, 12/1/28..............................................     Aa3/AA-          794,410
 1,000,000    4.75%, 12/1/28 (MBIA insured)...............................     Aaa/AAA          803,400
                                                                                             ----------
                                                                                              1,597,810
                                                                                             ----------
              NORTH DAKOTA--0.9%
 1,480,000    North Dakota State Housing Finance Agency,
                5.50%, 7/1/18.............................................      Aa3/NR        1,387,959
                                                                                             ----------
              PENNSYLVANIA--3.3%
 2,000,000    Allegheny County Hospital Development Authority
                (MBIA insured),
                6.00%, 7/1/23.............................................     Aaa/AAA        1,997,300
 1,750,000    Philadelphia Hospitals & Higher Facilities Authority Revenue
                (AMBAC insured),
                5.125%, 5/15/18...........................................     Aaa/AAA        1,542,555
 1,500,000    Philadelphia Water and Wastewater Revenue (MBIA insured),
                5.25%, 6/15/23............................................     Aaa/AAA        1,353,525
                                                                                             ----------
                                                                                              4,893,380
                                                                                             ----------

                         MUNICIPAL ADVANTAGE FUND INC.
                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1999
                                  (CONTINUED)

                                                                                CREDIT
PRINCIPAL                                                                       RATING*
  AMOUNT                                                                     (MOODY'S/S&P)    VALUE**
-------------------------------------------------------------------------------------------------------
              LONG-TERM INVESTMENTS (CONTINUED)
              SOUTH CAROLINA--1.5%
$1,000,000    South Carolina Public Service Authority Revenue,
                5.75%, 1/1/15.............................................     Aaa/AAA       $  989,940
 1,450,000    York County Industrial Revenue,
                5.70%, 1/1/24.............................................     Baa2/BBB       1,285,309
                                                                                             ----------
                                                                                              2,275,249
                                                                                             ----------
              SOUTH DAKOTA--0.7%
 1,000,000    Heartland Consumers Power District Revenue,
                7.00%, 1/1/16.............................................     Aaa/AAA        1,125,800
                                                                                             ----------
              TENNESSEE--1.4%
 2,000,000    Tennessee Housing Development Agency,
                6.375%, 7/1/22............................................      Aa2/AA        2,035,060
                                                                                             ----------
              TEXAS--9.1%
 1,000,000    Alliance Airport Authority Revenue,
                6.375%, 4/1/21............................................     Baa2/BBB         957,230
 1,195,000    Arlington General Obligation Bonds,
                5.00%, 8/15/16............................................      Aa3/AA        1,075,369
 1,000,000    Denton County General Obligation Bonds (AMBAC insured),
                5.00%, 7/15/16............................................     Aaa/AAA          898,230
 1,000,000    Harlandale Independent School District,
                4.50%, 8/15/23............................................      Aaa/NR          791,950
   785,000    Harris County Toll Road Subordinated Lien,
                6.50%, 8/15/15............................................      Aa1/AA          824,956
 1,250,000    Houston General Obligation Bonds,
                5.00%, 3/1/13.............................................     Aa3/AA-        1,170,037
 1,000,000    Houston Independent School District,
                4.75%, 2/15/26............................................     Aaa/AAA          816,330
              Houston Water Conveyance System, Certificates of
                Participation
                (AMBAC insured),
 1,000,000    6.25%, 12/15/14.............................................     Aaa/AAA        1,045,860
 1,400,000    7.50%, 12/15/15.............................................     Aaa/AAA        1,630,874
 2,500,000    Houston Water & Sewer Systems Revenue (FGIC insured),
                5.00%, 12/1/25............................................     Aaa/AAA        2,137,275
 1,000,000    North East Independent School District,
                4.50%, 2/1/16.............................................     Aaa/AAA          838,200
 1,500,000    Port Houston Authority, Harris County, Obligation Bonds,
                5.75%, 10/1/17............................................      Aa1/AA        1,460,685
                                                                                             ----------
                                                                                             13,646,996
                                                                                             ----------
              UTAH--0.7%
              Utah Housing Finance Agency (FHA insured),
   795,000    6.35%, 7/1/11...............................................      Aa1/NR          810,471
   265,000    6.55%, 7/1/26...............................................     Aa2/AAA          269,976
                                                                                             ----------
                                                                                              1,080,447
                                                                                             ----------
              VERMONT--1.0%
 1,475,000    Vermont Housing Finance Agency (FHA insured),
                7.85%, 12/1/29............................................      A1/A-         1,506,373
                                                                                             ----------

                         MUNICIPAL ADVANTAGE FUND INC.
                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1999
                                  (CONTINUED)

                                                                                CREDIT
PRINCIPAL                                                                       RATING*
  AMOUNT                                                                     (MOODY'S/S&P)    VALUE**
-------------------------------------------------------------------------------------------------------
              LONG-TERM INVESTMENTS (CONTINUED)
              VIRGINIA--3.4%
$4,200,000    Virginia Housing Development Authority,
                Commonwealth Mortgage,
                6.50%, 1/1/13.............................................     Aa1/AA+      $ 4,253,424
 1,000,000    Virginia Housing Development Authority, Multi-Family
                Housing,
                5.20%, 11/1/15............................................     Aa1/AA+          921,320
                                                                                            -----------
                                                                                              5,174,744
                                                                                            -----------
              WASHINGTON--0.7%
 1,000,000    Seattle Museum Development Authority,
                6.30%, 7/1/13.............................................     Aa1/AA+        1,036,220
                                                                                            -----------
              WEST VIRGINIA--1.8%
              Braxton County Solid Waste Disposal Revenue,
 1,000,000    6.125%, 4/1/26..............................................       A2/A           973,790
 1,000,000    6.50%, 4/1/25...............................................       A2/A         1,005,180
 1,000,000    West Virginia General Obligation Bonds, (FGIC insured),
                4.50%, 6/1/23.............................................     Aaa/AAA          795,940
                                                                                            -----------
                                                                                              2,774,910
                                                                                            -----------
              WISCONSIN--2.9%
 1,500,000    Wisconsin General Obligation Bonds,
                5.30%, 5/1/23                                                   Aa2/AA        1,373,880
 3,500,000    Wisconsin Health & Educational Facilities Authority Revenue
                (MBIA insured),
                5.25%, 8/15/27............................................     Aaa/AAA        3,031,420
                                                                                            -----------
                                                                                              4,405,300
                                                                                            -----------

              Total Long-Term Investments (cost--$148,293,270)............                  144,003,510
                                                                                            -----------

              SHORT-TERM INVESTMENTS--2.9%
              DELAWARE--0.1%
   100,000    Delaware Economic Development Authority Revenue, VRDN,
                3.70%, 11/1/99............................................     VMIG1/A          100,000
                                                                                            -----------
              NEW JERSEY--0.9%
 1,400,000    New Jersey Economic Development Authority, Natural Gas
                Facilities Revenue, VRDN,
                3.65%, 11/1/99............................................    VMIG1/A1+       1,400,000
                                                                                            -----------
              OREGON--0.4%
   600,000    Port of Portland Obligation Revenue, VRDN,
                3.70%, 11/1/99............................................      NR/A1+          600,000
                                                                                            -----------
              PENNSYLVANIA--0.9%
 1,400,000    Delaware County Industrial Development Authority,
                Airport Facilities Revenue, VRDN,
                3.60%, 11/1/99............................................     Aaa/A1+        1,400,000
                                                                                            -----------

                         MUNICIPAL ADVANTAGE FUND INC.
                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1999
                                  (CONCLUDED)

                                                                                CREDIT
PRINCIPAL                                                                       RATING*
  AMOUNT                                                                     (MOODY'S/S&P)    VALUE**
-------------------------------------------------------------------------------------------------------
              SHORT-TERM INVESTMENTS (CONTINUED)
              TEXAS--0.6%
$  900,000    Grapevine Industrial Development Revenue, VRDN,
                3.65%, 11/1/99............................................      P1/NR      $    900,000
                                                                                           ------------

              Total Short-Term Investments (cost--$4,400,000).............                    4,400,000
                                                                                           ------------
              Total Investments (cost--$152,693,270++)....................      98.5%       148,403,510
              Other assets less liabilities...............................       1.5          2,259,206
                                                                               -----       ------------
              Total Net Assets............................................     100.0%      $150,662,716
                                                                               =====       ============

--------------------------------------------------------------------------------

*  Unaudited

** Long-term debt securities are valued by an independent pricing service authorized by the Board of Directors.

+ Bonds which are pre-refunded are collateralized by U.S. Government or other eligible securities which are held in escrow and used to pay principal and interest and retire the bonds at the earliest refunding date.

++ Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $2,371,690, aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $6,661,450 and net unrealized depreciation for federal income tax purposes is $4,289,760. The cost basis of portfolio securities for federal income tax purposes is $152,693,270.

Glossary:

AMBAC--American Municipal Bond Assurance Corp.

FGIC--Financial Guaranty Insurance Co.

FHA--Federal Housing Administration

FSA--Financial Security Assurance, Inc.

MBIA--Municipal Bond Investors Assurance

VRDN--Variable rate demand notes are instruments whose interest rates change on a specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate ( such as the prime interest rate). Maturity date shown is the date of next rate change.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         MUNICIPAL ADVANTAGE FUND INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1999

ASSETS:
  Investments, at value (cost--$152,693,270)................   $   148,403,510
  Cash......................................................             8,067
  Interest receivable.......................................         2,636,702
  Receivable for investments called.........................           330,000
  Deposit with broker for futures contracts.................            81,000
  Prepaid expenses and other assets.........................            36,077
                                                               ---------------
     Total Assets...........................................       151,495,356
                                                               ---------------

LIABILITIES:
  Dividends payable--common and preferred shares............           607,879
  Investment management fee payable.........................            77,311
  Payable for variation margin on futures contracts.........            32,550
  Other accrued expenses....................................           114,900
                                                               ---------------
     Total Liabilities......................................           832,640
                                                               ---------------
       Total Net Assets.....................................   $   150,662,716
                                                               ===============


COMPOSITION OF NET ASSETS:
  Preferred stock ($.001 par value and $50,000 net asset and liquidation value per share applicable to 1,100 shares
     issued and outstanding)................................       $55,000,000
                                                               ---------------
  Common stock:
     Par value ($.001 per share, applicable to 7,257,093
      shares issued and outstanding)........................             7,257
     Paid-in-capital in excess of par.......................       100,618,353
  Undistributed net investment income.......................           253,072
  Accumulated net realized loss.............................          (864,181)
  Net unrealized depreciation on investments and futures
     contracts..............................................        (4,351,785)
                                                               ---------------
     Net assets applicable to common shareholders...........        95,662,716
                                                               ---------------
       Total Net Assets.....................................   $   150,662,716
                                                               ===============
  Net asset value per share of common stock.................            $13.18
                                                                        ======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         MUNICIPAL ADVANTAGE FUND INC.
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED OCTOBER 31, 1999

INVESTMENT INCOME:
  Interest..................................................   $     9,092,936
                                                               ---------------

EXPENSES:
  Investment management fee.................................           966,173
  Auction agent fees and commissions........................           144,741
  Audit and tax service fees................................            76,902
  Reports to shareholders...................................            58,155
  Legal fees................................................            57,819
  Custodian fees............................................            49,001
  Directors' fees and expenses..............................            25,648
  Transfer agent fees.......................................            25,118
  New York Stock Exchange listing fee.......................            16,170
  Miscellaneous.............................................            22,124
                                                               ---------------
     Total expenses.........................................         1,441,851
       Less: expense offset.................................            (1,134)
                                                               ---------------
       Net expenses.........................................         1,440,717
                                                               ---------------
          Net investment income.............................         7,652,219
                                                               ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FUTURES CONTRACTS:
  Net realized gain (loss) on:
     Investments............................................          (591,824)
     Futures contracts......................................            97,363
  Net change in unrealized appreciation/depreciation of:
     Investments............................................       (14,345,992)
     Futures contracts......................................           (62,025)
                                                               ---------------
          Net realized and unrealized loss on investments
          and futures contracts.............................       (14,902,478)
                                                               ---------------
Net decrease in net assets resulting from investment
  operations................................................   $    (7,250,259)
                                                               ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         MUNICIPAL ADVANTAGE FUND INC.
                       STATEMENT OF CHANGES IN NET ASSETS

                                                      YEAR ENDED OCTOBER 31,
                                                   ----------------------------
                                                       1999            1998
                                                   ------------    ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

  Net investment income.........................   $  7,652,219    $  7,755,423
  Net realized gain (loss) on investments and
     futures contracts..........................       (494,461)      2,420,489
  Net change in unrealized
     appreciation/depreciation on investments
     and futures contracts......................    (14,408,017)      1,991,692
                                                   ------------    ------------
     Net increase (decrease) in net assets
     resulting from investment operations.......     (7,250,259)     12,167,604
                                                   ------------    ------------

DIVIDENDS TO SHAREHOLDERS:

  Dividends to preferred shareholders from net
     investment income..........................     (1,851,326)     (2,039,506)
  Dividends to common shareholders from net
     investment income..........................     (5,791,160)     (5,791,157)
                                                   ------------    ------------
     Total dividends to shareholders............     (7,642,486)     (7,830,663)
                                                   ------------    ------------
       Total increase (decrease) in net
        assets..................................    (14,892,745)      4,336,941

NET ASSETS:

  Beginning of year.............................    165,555,461     161,218,520
                                                   ------------    ------------
  End of year (including undistributed net
     investment income of $253,072
     and $243,339, respectively)................   $150,662,716    $165,555,461
                                                   ============    ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         MUNICIPAL ADVANTAGE FUND INC.
                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1999

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Municipal Advantage Fund Inc. (the 'Fund') was incorporated in Maryland on February 23, 1993 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940.

The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund:

(A) VALUATION OF INVESTMENTS

Debt securities are valued each week by an independent pricing service approved by the Board of Directors. Futures contracts are valued at the last sale price on the market where the futures contracts are principally traded. Any security or other asset for which market quotations are not readily available is valued at fair value as determined in good faith under procedures established by the Board of Directors. The Fund invests substantially all of its assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia and their political subdivisions. The issuers' abilities to meet their obligations may be affected by economic and political developments in a specific state or region.

(B) FEDERAL INCOME TAXES

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

At October 31, 1999, the Fund had a capital loss carryforward of $926,206 ($369,720 of which will expire in 2004 and $556,486 which will expire in 2007) available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future net capital gains, such gains will not be distributed to shareholders.

(C) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on an accrual basis. Original issue discounts or premiums on debt securities purchased are accreted or amortized daily to non-taxable interest income. Market discounts, if any, are accreted daily to taxable income.

(D) DIVIDENDS AND DISTRIBUTIONS--COMMON STOCK

The Fund declares dividends from net investment income monthly to holders of common stock. Distributions of net realized capital gains, if any, are paid at least annually. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These 'book-tax' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. At October 31, 1999, the Fund did not have any permanent book-tax differences. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital.

                         MUNICIPAL ADVANTAGE FUND INC.
                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1999
                                  (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
(E) FUTURES CONTRACTS

A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum 'initial margin' requirements of the exchange. Pursuant to the contracts, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as 'variation margin' and are recorded by the Fund as unrealized appreciation or depreciation. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The Fund invests in futures contracts solely for the purpose of hedging its existing portfolio securities or securities the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

At October 31, 1999, the Fund had the following open U.S. Treasury bond futures contracts which were collateralized by $81,000.

                                                      Cost on
Number of                            Expiration     Origination          Value            Unrealized
Contracts            Type               Date           Date         October 31, 1999     Depreciation
----------    ------------------     ----------     -----------     ----------------     ------------
 Long: 30     U.S. Treasury Bond      12/31/99      $ 3,345,788        $3,407,813          $ 62,025

(F) EXPENSE OFFSET

The Fund benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Fund.

2. INVESTMENT MANAGER

On September 17, 1999 the Board of Directors of the Fund approved the assignment of the Management Agreement between the Fund and Value Advisors LLC to PIMCO Advisors L.P. (the 'Investment Manager'), the parent of Value Advisors LLC. The assignment did not require the approval of the shareholders of the Fund. Subsequent to the assignment, services are being provided by the same persons who provided services on behalf of Value Advisors LLC. The Management Agreement between Value Advisors LLC and the Fund was approved by the Fund's shareholders on October 14, 1997 and became effective on November 5, 1997. Prior thereto, Advantage Advisers, Inc., a wholly-owned subsidiary of CIBC Oppenheimer Inc., served as the Fund's investment manager. The Investment Manager, among other things supervises the Fund's investment program, including advising and consulting with OpCap Advisors, the Fund's investment adviser (the 'Adviser') regarding the Fund's overall investment strategy. Pursuant to an Investment Advisory Agreement, the Adviser is responsible on a day-to-day basis for investing the Fund's portfolio in accordance with its investment objective and policies. The Adviser is an indirect wholly-owned subsidiary of PIMCO Advisors L.P. and was acquired by PIMCO Advisors L.P. on November 4, 1997.

For its services, the Investment Manager receives a monthly fee at an annual rate of 0.60% of the Fund's average weekly net assets and the Adviser receives from the Investment Manager a monthly fee at an annual rate of 0.36% of the Fund's average weekly net assets. The Investment Manager informed the Fund that it paid the Adviser $579,704 for the year ended October 31, 1999.

                         MUNICIPAL ADVANTAGE FUND INC.
                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1999
                                  (CONCLUDED)

3. INVESTMENTS IN SECURITIES

For the year ended October 31, 1999, aggregate purchases and sales of investments, other than short-term securities, were $34,939,845 and $35,643,072.48, respectively.

4. CAPITAL

There are 100 million shares of $.001 par value common stock authorized. The Fund's charter provides that the Board of Directors may classify or reclassify any unissued shares of capital stock into one or more additional classes or series, with rights determined by the Board of Directors. The Fund's Board of Directors has authorized the reclassification of 1,100 shares of common stock to Auction Rate Preferred Stock ('Preferred Stock').

During the years ended October 31, 1999 and 1998, there were no transactions in shares of common stock.

5. AUCTION RATE PREFERRED STOCK

The Fund has issued 1,100 shares of Preferred Stock with a net asset and liquidation value of $50,000 per share plus accrued dividends.

Dividends are accumulated daily at an annual rate set through auction procedures. The annualized dividend rate ranged from 3.05% to 4.10% during the period and was 4.10% at October 31, 1999. Distributions of net realized gains, if any, are paid at least annually.

The Fund is subject to certain limitations and restrictions while Preferred Stock is outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Stock at its liquidation value.

The Preferred Stock, which is entitled to one vote per share, generally votes with the common stock but votes separately as a class to elect two Directors and on any matters affecting the rights of the Preferred Stock.

6. SUBSEQUENT DIVIDEND DECLARATIONS

On November 1, 1999, a dividend of $.0665 per share was declared to common shareholders payable December 1, 1999 to shareholders of record on November 16, 1999.

On December 1, 1999, a dividend of $.0665 per share was declared to common shareholders payable December 31, 1999 to shareholders of record on December 16, 1999.

7. ACQUISITION OF INVESTMENT MANAGER AND ADVISER

On October 31, 1999, PIMCO Advisors Holdings L.P. ('PAH'), its operating subsidiary and the Fund's Investment Manager, PIMCO Advisors L.P. ('PIMCO Advisors'), and Allianz AG ('Allianz') announced that they have reached a definitive agreement for Allianz, a German insurance company, to acquire majority ownership of PIMCO Advisors, including all of the interests held by PAH (the 'Allianz Transaction'). For the Fund, the change of control as a result of the consummation of the Allianz Transaction (expected to close by the end of the first quarter of 2000) will result in the automatic termination of the current investment management agreement with PIMCO Advisors and the current investment advisory/administration agreements with OpCap Advisors. Prior to consummation of the Allianz Transaction, the Board of Directors will be asked to approve new agreements with PIMCO Advisors and OpCap Advisors to become effective upon consummation of the Allianz Transaction. If approved by the Board of Directors, it is anticipated that the new agreements will be submitted for approval by the stockholders of the Fund.

                         MUNICIPAL ADVANTAGE FUND INC.
                              FINANCIAL HIGHLIGHTS

FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH YEAR:

                                                                                    Year ended October 31,
                                                               ----------------------------------------------------------------
                                                                 1999          1998          1997          1996          1995
                                                               --------      --------      --------      --------      --------
Net asset value, beginning of year........................       $15.23        $14.64        $13.96        $13.77        $11.79
                                                                 ------        ------        ------        ------        ------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income.....................................         1.05          1.07          1.08          1.09          1.08
Net realized and unrealized gain (loss) on investments and
  futures contracts.......................................        (2.04)         0.60          0.68          0.17          1.98
                                                                 ------        ------        ------        ------        ------
    Total from investment operations......................        (0.99)         1.67          1.76          1.26          3.06
                                                                 ------        ------        ------        ------        ------

DIVIDENDS TO SHAREHOLDERS:
Dividends to preferred shareholders from net investment
  income..................................................        (0.26)        (0.28)        (0.28)        (0.29)        (0.30)
Dividends to common shareholders from net investment
  income..................................................        (0.80)        (0.80)        (0.80)        (0.78)        (0.78)
                                                                 ------        ------        ------        ------        ------
    Total dividends to shareholders.......................        (1.06)        (1.08)        (1.08)        (1.07)        (1.08)
                                                                 ------        ------        ------        ------        ------
Net asset value, end of year..............................       $13.18        $15.23        $14.64        $13.96        $13.77
                                                                 ======        ======        ======        ======        ======
Market price, end of year.................................       $11.75       $14.125      $13.1875       $11.875       $11.625
                                                                 ======        ======        ======        ======        ======
TOTAL INVESTMENT RETURN (1)...............................        (11.6)%        13.6%         18.4%          9.2%         27.9%
                                                                 ======        ======        ======        ======        ======
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of year
  (in thousands)..........................................      $95,663      $110,555      $106,219      $101,297       $99,908
Ratio of net expenses to average net assets (2,3).........         1.36%         1.31%         1.39%         1.40%         1.44%
Ratio of net investment income to average net assets
  (2,3)...................................................         7.22%         7.13%         7.64%         7.88%         8.44%
Asset coverage per share of preferred stock...............     $136,768      $150,252      $146,251      $141,788      $140,680
Portfolio turnover........................................           22%           44%           44%           27%           36%

--------------------------------------------------------------------------------
(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.
(2) Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3) For fiscal years ended after October 31, 1995, ratios are calculated inclusive of expenses offset by earning credits from custodian bank. (See note 1f in Notes to Financial Statements).

                       REPORT OF INDEPENDENT ACCOUNTANTS





To the Shareholders and Board of Directors of Municipal Advantage Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Municipal Advantage Fund Inc. (the 'Fund') at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.





PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 10, 1999

TAX INFORMATION

We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (October 31, 1999) as to the federal tax status of dividends and distributions received by shareholders during such fiscal year. Accordingly, we are advising you that substantially all dividends paid from net investment income during the fiscal year ended October 31, 1999 were federally exempt interest dividends, although the Fund did invest in securities which paid interest subject to the federal alternative minimum tax during the fiscal year. The percentage of dividends paid from net investment income subject to such tax was 29.1%.Additionally, the Fund invested in municipal bonds containing market discount, whose accretion is taxable. Accordingly, 0.29% of the Fund's dividends paid during the fiscal year are taxable. Per share dividends for the fiscal year ended October 31, 1999 were as follows:

 Dividends to common shareholders from net investment income.......     $0.798
 Dividends to preferred shareholders from net investment income....  $1,683.02

Since the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 1999. In January 2000, you will be advised on IRS Form 1099 DIV as to the federal tax status of the dividends received by you in calendar 1999. The amount that will be reported, will be the amount to use on your 1999 federal income tax return and may differ from the amount which we must report for the Fund's fiscal year ended October 31, 1999. Shareholders are advised to consult with their tax advisers as to the federal, state and local tax status of the income received from the Fund. An allocation of interest by state will also be provided which may be of value in reducing a shareholder's state or local tax liability, if any.

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DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Municipal Advantage Fund Inc. has a Dividend Reinvestment and Cash Purchase Plan (the 'Plan') in which all dividends and distributions paid to Common Stockholders are automatically reinvested in additional shares (unless a shareholder elects to receive cash). EquiServe L.P. ( the 'Plan Agent') serves as agent for the holders of Common Stock in administering the Plan. Subsequent to the Fund paying a dividend and/or distribution, the Plan Agent, as agent for the participants, receives the cash and uses it to purchase Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund does not issue any new shares of Common Stock in connection with the Plan. The Plan Agent's fees for the reinvestment of dividends and distributions are paid for by the Fund. Each participant also pays a pro rata share of the brokerage commission incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment. The receipt of dividends and distributions under the Plan does not relieve participants of any income tax which may be payable on such dividends or distributions. Participation in the Plan may be terminated at any time by written notice to the Plan Agent. Participants also have an option to make additional cash payments to the Plan Agent for the purchase of Common Stock with a minimum investment of $250. All correspondence concerning the Plan including requests for additional information or requests to be included or excluded from the Plan should be addressed to the applicable bank, broker-dealer or other nominee or in the case of shareholders whose shares are registered in their own name to EquiServe L.P., Post Office Box 8200, Boston, Massachusetts 02266 or by telephone at 1-800-426-5523.

--------------------------------------------------------------------------------

OTHER INFORMATION

Since October 31, 1998, there have been no: (i) material changes in the Fund's investment objectives or policies; (ii) changes to the Fund's charter or by-laws; (iii) material changes in the principal risk factors associated with investment in the Fund; or (iv) change in the person primarily responsible for the day-to-day management of the Fund's portfolio.

Municipal Advantage Fund Inc.


Directors and Principal Officers
Stephen J. Treadway
  Director and Chairman of the Board
Raymond D. Horton
  Director
Robert L. Rosen
  Director
Jeswald W. Salacuse
  Director
Bernard H. Garil
  President
Newton B. Schott, Jr.
  Executive Vice President and Assistant Secretary
Matthew Greenwald
  Executive Vice President
Lawrence K. Becker
  Treasurer
Elliot M. Weiss
  Secretary
Brian S. Shlissel
  Assistant Treasurer

Investment Manager
PIMCO Advisors L.P.
800 Newport Center Drive
Newport Beach, CA 92660

Investment Adviser
OpCap Advisors
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent, Dividend Paying Agent and Registrar
EquiServe L.P.
Post Office Box 8200
Boston, MA 02266

Independent Accountants
PricewaterhouseCoopers LLP                                 MAF
1177 Avenue of the Americas                               Listed
New York, NY 10036                                         NYSE

This report, including the financial information herein, is transmitted to the shareholders of Municipal Advantage Fund Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.


Annual Report
October 31, 1999
Municipal Advantage Fund, Inc.